UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2004

Aqua America, Inc. Employees’ 401(k) Savings Plan and Trust

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-6659	01-0049450

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Consumers Water Company Employees’ 401(k) Savings Plan and Trust

(Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K filed May 12, 2004 is being filed to replace Exhibit 16.1, a letter submitted by PricewaterhouseCoopers LLP to the Aqua America, Inc. Employees 401(k) Savings Plan and Trust.

Item 7.       Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2004, filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc. Employees’ 401(k) Savings Plan and Trust

BY:	AQUA AMERICA, INC.,
As Plan Administrator of the foregoing Plan

By:	ROY H. STAHL
Roy H. Stahl
Executive Vice President and General Counsel

Dated: June 9, 2004

Exhibit Index

Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2004.